RESEARCH AND DEVELOPMENT EXPENSES (Tables)	12 Months Ended
Dec. 31, 2022
RESEARCH AND DEVELOPMENT EXPENSES
Schedule of Research and Development Expenses

	Year Ended December 31,
	2022	2021	2020
Gross research and development expenses	(5,751)	(4,757)	(5,173)
Research Tax Credit	581	617	492
Grants	250	739	184
Net Research and development expenses	(4,920)	(3,402)	(4,496)